Representations and Warranties Obligations and Corporate Guarantees	12 Months Ended
Dec. 31, 2011
Guarantees [Abstract]
Representations and Warranties Obligations and Corporate Guarantees [Text Block]
Representations and Warranties Obligations and Corporate Guarantees
Background
The Corporation securitizes first-lien residential mortgage loans, generally in the form of MBS guaranteed by the GSEs or by GNMA in the case of FHA-insured, VA-guaranteed and Rural Housing Service-guaranteed mortgage loans. In addition, in prior years, legacy companies and certain subsidiaries sold pools of first-lien residential mortgage loans and home equity loans as private-label securitizations (in certain of these securitizations, monolines or financial guarantee providers insured all or some of the securities), or in the form of whole loans. In connection with these transactions, the Corporation or certain subsidiaries or legacy companies make or have made various representations and warranties. These representations and warranties, as set forth in the agreements, related to, among other things, the ownership of the loan, the validity of the lien securing the loan, the absence of delinquent taxes or liens against the property securing the loan, the process used to select the loan for inclusion in a transaction, the loan’s compliance with any applicable loan criteria, including underwriting standards, and the loan’s compliance with applicable federal, state and local laws. Breaches of these representations and warranties may result in the requirement to repurchase mortgage loans or to otherwise make whole or provide other remedies to the GSEs, U.S. Department of Housing and Urban Development (HUD) with respect to FHA-insured loans, VA, whole-loan buyers, securitization trusts, monoline insurers or other financial guarantors (collectively, repurchases). In such cases, the Corporation would be exposed to any credit loss on the repurchased mortgage loans after accounting for any mortgage insurance (MI) or mortgage guaranty payments that it may receive.
Subject to the requirements and limitations of the applicable sales and securitization agreements, these representations and warranties can be enforced by the GSEs, HUD, VA, the whole-loan buyer, the securitization trustee or others as governed by the applicable agreement or, in certain first-lien and home equity securitizations where monoline insurers or other financial guarantee providers have insured all or some of the securities issued, by the monoline insurer or other financial guarantor. In the case of loans sold to parties other than the GSEs or GNMA, the contractual liability to repurchase typically arises only if there is a breach of the representations and warranties that materially and adversely affects the interest of the investor, or investors, in the loan, or of the monoline insurer or other financial guarantor (as applicable). Contracts with the GSEs do not contain equivalent language, while GNMA generally limits repurchases to loans that are not insured or guaranteed as required. The Corporation believes that the longer a loan performs prior to default, the less likely it is that an alleged underwriting breach of representations and warranties had a material impact on the loan’s performance. Historically, most demands for repurchase have occurred within the first several years after origination, generally after a loan has defaulted. However, the time horizon in which repurchase claims are typically brought has lengthened primarily due to a significant increase in GSE claims related to loans that had defaulted more than 18 months prior to the claim and to loans where the borrower made at least 25 payments.
The Corporation’s credit loss would be reduced by any recourse it may have to organizations (e.g., correspondents) that, in turn, had sold such loans to the Corporation based upon its agreements with these organizations. When a loan is originated by a correspondent or other third party, the Corporation typically has the right to seek a recovery of related repurchase losses from that originator. Many of the correspondent originators of loans in 2004 through 2008 are no longer in business, or are in a weakened condition, and the Corporation’s ability to recover on valid claims is therefore impacted, or eliminated accordingly. In the event a loan is originated and underwritten by a correspondent who obtains FHA insurance, even if they are no longer in business, any breach of FHA guidelines is the direct obligation of the correspondent, not the Corporation. At December 31, 2011, approximately 28 percent of the outstanding repurchase claims relate to loans purchased from correspondents or other parties compared to approximately 25 percent at December 31, 2010. During 2011, the Corporation experienced a decline in recoveries from correspondents and other parties; however, the actual recovery rate may vary from period to period based upon the underlying mix of correspondents and other parties.
The Corporation currently structures its operations to limit the risk of repurchase and accompanying credit exposure by seeking to ensure consistent production of mortgages in accordance with its underwriting procedures and by servicing those mortgages consistent with its contractual obligations. In addition, certain securitizations include guarantees written to protect certain purchasers of the loans from credit losses up to a specified amount. The fair value of the obligations to be absorbed under the representations and warranties and guarantees provided is recorded as an accrued liability when the loans are sold. This liability for probable losses is updated by accruing a representations and warranties provision in mortgage banking income. This is done throughout the life of the loan, as necessary when additional relevant information becomes available.
The methodology used to estimate the liability for representations and warranties is a function of the representations and warranties given and considers a variety of factors, which include, depending on the counterparty, actual defaults, estimated future defaults, historical loss experience, estimated home prices, other economic conditions, estimated probability that a repurchase claim will be received, including consideration of whether presentation thresholds will be met, number of payments made by the borrower prior to default and estimated probability that a loan will be required to be repurchased. The Corporation also considers bulk settlements when determining its estimated liability for representations and warranties. The estimate of the liability for representations and warranties is based upon currently available information, significant judgment, and a number of factors, including those set forth above, that are subject to change. Changes to any one of these factors could significantly impact the estimate of the liability and could have a material adverse impact on the Corporation’s results of operations for any particular period. Given that these factors vary by counterparty, the Corporation analyzes representations and warranties obligations based on the specific counterparty, or type of counterparty, with whom the sale was made. Generally the volume of unresolved repurchase claims from the FHA and VA for loans in GNMA-guaranteed securities is not significant because the requests are limited in number and are typically resolved quickly.
Settlement Actions
The Corporation has vigorously contested any request for repurchase when it has concluded that a valid basis for repurchase does not exist and will continue to do so in the future. However, in an effort to resolve these legacy mortgage-related issues, the Corporation has reached bulk settlements, or agreements for bulk settlements, including settlement amounts which have been material, with counterparties in lieu of a loan-by-loan review process. The Corporation may reach other settlements in the future if opportunities arise on terms it believes to be advantageous to the Corporation. The following provides a summary of the larger bulk settlement actions beginning in the fourth quarter of 2010 followed by details of the Corporation’s representations and warranties liability, including claims status.
Settlement with the Bank of New York Mellon, as Trustee
On June 28, 2011, the Corporation, BAC Home Loans Servicing, LP (BAC HLS, which was subsequently merged with and into BANA in July 2011), and its legacy Countrywide affiliates entered into a settlement agreement with the Bank of New York Mellon (BNY Mellon), as trustee (the Trustee), to resolve all outstanding and potential claims related to alleged representations and warranties breaches (including repurchase claims), substantially all historical loan servicing claims and certain other historical claims with respect to 525 legacy Countrywide first-lien and five second-lien non-GSE residential mortgage-backed securitization trusts (the Covered Trusts) containing loans principally originated between 2004 and 2008 for which BNY Mellon acts as trustee or indenture trustee (the BNY Mellon Settlement). The Covered Trusts had an original principal balance of approximately $424 billion, of which $409 billion was originated between 2004 and 2008, and total outstanding principal and unpaid principal balance of loans that had defaulted (collectively unpaid principal balance) of approximately $220 billion at June 28, 2011, of which $217 billion was originated between 2004 and 2008. The BNY Mellon Settlement is supported by a group of 22 institutional investors (the Investor Group) and is subject to final court approval and certain other conditions.
The BNY Mellon Settlement provides for a cash payment of $8.5 billion (the Settlement Payment) to the Trustee for distribution to the Covered Trusts after final court approval of the BNY Mellon Settlement. In addition to the Settlement Payment, the Corporation is obligated to pay attorneys’ fees and costs to the Investor Group’s counsel as well as all fees and expenses incurred by the Trustee related to obtaining final court approval of the BNY Mellon Settlement and certain tax rulings, which are currently estimated at $100 million.
The BNY Mellon Settlement does not cover a small number of legacy Countrywide-issued first-lien non-GSE RMBS transactions with loans originated principally between 2004 and 2008 for various reasons, including for example, six legacy Countrywide-issued first-lien non-GSE RMBS transactions in which BNY Mellon is not the trustee. The BNY Mellon Settlement also does not cover legacy Countrywide-issued second-lien securitization transactions in which a monoline insurer or other financial guarantor provides financial guaranty insurance. In addition, because the settlement is with the Trustee on behalf of the Covered Trusts and releases rights under the governing agreements for the Covered Trusts, the settlement does not release investors’ securities law or fraud claims based upon disclosures made in connection with their decision to purchase, sell or hold securities issued by the Covered Trusts. To date, various investors, including certain members of the Investor Group, are pursuing securities law or fraud claims related to one or more of the Covered Trusts. The Corporation is not able to determine whether any additional securities law or fraud claims will be made by investors in the Covered Trusts. For information about mortgage-related securities law or fraud claims, see Litigation and Regulatory Matters in Note 14 – Commitments and Contingencies. For those Covered Trusts where a monoline insurer or other financial guarantor has an independent right to assert repurchase claims directly, the BNY Mellon Settlement does not release such insurer’s or guarantor’s repurchase claims.
Under an order entered by the court in connection with the BNY Mellon Settlement, potentially interested persons had the opportunity to give notice of intent to object to the settlement (including on the basis that more information was needed) until August 30, 2011. Approximately 44 groups or entities appeared prior to the deadline; two of those groups or entities have subsequently withdrawn from the proceeding and one motion to intervene was denied. Certain of these groups or entities filed notices of intent to object, made motions to intervene, or both filed notices of intent to object and made motions to intervene. The parties filing motions to intervene include the Attorneys General of the states of New York and Delaware, whose motions to intervene were granted. Parties who filed notices stating that they wished to obtain more information about the settlement include the Federal Deposit Insurance Corporation (FDIC) and the Federal Housing Finance Agency (FHFA). Bank of America is not a party to the proceeding.
Certain of the motions to intervene and/or notices of intent to object allege various purported bases for opposition to the settlement, including challenges to the nature of the court proceeding and the lack of an opt-out mechanism, alleged conflicts of interest on the part of the Investor Group and/or the Trustee, the inadequacy of the settlement amount and the method of allocating the settlement amount among the Covered Trusts, while other motions do not make substantive objections but state that they need more information about the settlement. An investor opposed to the settlement removed the proceeding to federal court. On October 19, 2011, the federal court denied BNY Mellon’s motion to remand the proceeding to state court. BNY Mellon, as well as the investors that have intervened in support of the BNY Mellon Settlement, petitioned to appeal the denial of this motion. On November 4, 2011, the district court entered a written order setting a discovery schedule, and discovery is ongoing. On December 27, 2011, the U.S. Court of Appeals for the Second Circuit accepted the appeal and stated in an amended scheduling order that, pursuant to statute, it would rule on the appeal by February 27, 2012.
It is not currently possible to predict how many of the parties who have appeared in the court proceeding will ultimately object to the BNY Mellon Settlement, whether the objections will prevent receipt of final court approval or the ultimate outcome of the court approval process, which can include appeals and could take a substantial period of time. In particular, conduct of discovery and the resolution of the objections to the settlement and any appeals could take a substantial period of time and these factors could materially delay the timing of final court approval. Accordingly, it is not possible to predict when the court approval process will be completed.
If final court approval is not obtained by December 31, 2015, the Corporation and legacy Countrywide may withdraw from the BNY Mellon Settlement, if the Trustee consents. The BNY Mellon Settlement also provides that if Covered Trusts representing unpaid principal balance exceeding a specified amount are excluded from the final BNY Mellon Settlement, based on investor objections or otherwise, the Corporation and legacy Countrywide have the option to withdraw from the BNY Mellon Settlement pursuant to the terms of the BNY Mellon Settlement agreement.
There can be no assurance that final court approval of the settlement will be obtained, that all conditions to the BNY Mellon Settlement will be satisfied or, if certain conditions to the BNY Mellon Settlement permitting withdrawal are met, that the Corporation and legacy Countrywide will not determine to withdraw from the settlement. If final court approval is not obtained or if the Corporation and legacy Countrywide determine to withdraw from the BNY Mellon Settlement in accordance with its terms, the Corporation’s future representations and warranties losses could be substantially different than existing accruals and the estimated range of possible loss over existing accruals described under Whole Loan Sales and Private-label Securitizations Experience on page 63.
Settlement with Assured Guaranty
On April 14, 2011, the Corporation, including its legacy Countrywide affiliates, entered into an agreement with Assured Guaranty, to resolve all of the monoline insurer’s outstanding and potential repurchase claims related to alleged representations and warranties breaches involving 29 first- and second-lien RMBS trusts where Assured Guaranty provided financial guarantee insurance (the Assured Guaranty Settlement). The agreement also resolves historical loan servicing issues and other potential liabilities with respect to these trusts. The agreement covers 21 first-lien RMBS trusts and eight second-lien RMBS trusts, which had an original principal balance of approximately $35.8 billion and total unpaid principal balance of approximately $20.2 billion as of April 14, 2011. The agreement included cash payments totaling approximately $1.1 billion to Assured Guaranty, as well as a loss-sharing reinsurance arrangement that had an expected value of approximately $470 million at the time of the settlement, and other terms, including termination of certain derivative contracts. During 2011, the Corporation made cash payments of $1.0 billion with the remaining $57 million payable on March 31, 2012. The total cost recognized for the Assured Guaranty Settlement as of December 31, 2011 was approximately $1.6 billion. As a result of this agreement, the Corporation recorded $2.2 billion in consumer loans and the related trust debt on its Consolidated Balance Sheet at December 31, 2011, due to the establishment of reinsurance contracts at the time of the Assured Guaranty Settlement.
Government-sponsored Enterprise Agreements
On December 31, 2010, the Corporation reached agreements with the GSEs, under which the Corporation paid $2.8 billion to resolve repurchase claims involving first-lien residential mortgage loans sold directly to the GSEs by entities related to legacy Countrywide (the GSE Agreements). The agreement with FHLMC extinguished all outstanding and potential mortgage repurchase and make-whole claims arising out of any alleged breaches of selling representations and warranties related to loans sold directly by legacy Countrywide to FHLMC through 2008, subject to certain exceptions. The agreement with FNMA substantially resolved the existing pipeline of repurchase claims outstanding as of September 20, 2010 arising out of alleged breaches of selling representations and warranties related to loans sold directly by legacy Countrywide to FNMA. The GSE Agreements did not cover outstanding and potential mortgage repurchase claims arising out of any alleged breaches of selling representations and warranties related to legacy Bank of America first-lien residential mortgage loans sold directly to the GSEs or other loans sold directly to the GSEs other than described above, loan servicing obligations, other contractual obligations or loans contained in private-label securitizations.
Outstanding Claims
The Outstanding Claims by Counterparty and Product table presents outstanding representations and warranties claims by counterparty and product type at December 31, 2011 and 2010. For additional information, see Whole Loan Sales and Private-label Securitizations Experience on page 63 of this Note and Note 14 – Commitments and Contingencies. These repurchase claims include $1.7 billion in demands from investors in the Covered Trusts received in 2010, but otherwise do not include any repurchase claims related to the Covered Trusts. During 2011, the Corporation received $17.5 billion in new repurchase claims, including $14.3 billion in new repurchase claims submitted by the GSEs for both legacy Countrywide originations not covered by the GSE Agreements and legacy Bank of America originations, and $3.2 billion in repurchase claims related to non-GSE transactions. During 2011, $14.1 billion in claims were resolved primarily with the GSEs and through the Assured Guaranty Settlement. Of the claims resolved, $7.5 billion were resolved through rescissions and $6.6 billion were resolved through mortgage repurchase and make-whole payments. Claims outstanding from the monolines declined as a result of the Assured Guaranty Settlement, and new claims from other monolines declined significantly during 2011, which the Corporation believes was due in part to the monolines focusing recent efforts towards litigation. Outstanding claims from whole loan, private-label securitization and other investors increased during 2011 primarily as a result of the increase in repurchase claims received from trustees in non-GSE transactions.

Outstanding Claims by Counterparty and Product

	December 31
(Dollars in millions)	2011	2010
By counterparty (1)
GSEs	$6,258	$2,821
Monolines	3,082	4,678
Whole loan and private-label securitization investors and other (2)	4,912	3,188
Total outstanding claims by counterparty	$14,252	$10,687
By product type (1)
Prime loans	$3,928	$2,040
Alt-A	2,333	1,190
Home equity	2,872	3,658
Pay option	3,588	2,889
Subprime	891	734
Other	640	176
Total outstanding claims by product type	$14,252	$10,687

(1)
Excludes certain MI rescission notices. However, includes $1.2 billion of repurchase requests received from the GSEs that have resulted solely from MI rescission notices. For additional information, see Mortgage Insurance Rescission Notices in this Note.

(2)
Amounts for December 31, 2011 and 2010 included $1.7 billion in demands contained in correspondence from private-label securitizations investors in the Covered Trusts that do not have the right to demand repurchase of loans directly or the right to access loan files. For additional information, see Settlement with Bank of New York Mellon, as Trustee in this Note.

The number of repurchase claims as a percentage of the number of loans purchased arising from loans sourced from brokers or purchased from third-party sellers is relatively consistent with the number of repurchase claims as a percentage of the number of loans originated by the Corporation or its subsidiaries or legacy companies.
Mortgage Insurance Rescission Notices
In addition to repurchase claims, the Corporation receives notices from mortgage insurance companies of claim denials, cancellations, or coverage rescission (collectively, MI rescission notices) and the amount of such notices have remained elevated. When there is disagreement with the mortgage insurer as to the resolution of a MI rescission notice, meaningful dialogue and negotiation are generally necessary between the parties to reach a conclusion on an individual notice. The level of engagement of the mortgage insurance companies varies and on-going litigation involving some of the mortgage insurance companies over individual and bulk rescissions or claims for rescission limits the ability of the Corporation to engage in constructive dialogue leading to resolution. For loans sold to GSEs or private-label securitization trusts (including those wrapped by the monoline bond insurers), a MI rescission may give rise to a claim for breach of the applicable representations and warranties, depending on the governing sales contracts. In those cases where the governing contract contains a MI-related representation and warranty which upon rescission requires the Corporation to repurchase the affected loan or indemnify the investor for the related loss, the Corporation realizes the loss without the benefit of MI. If the Corporation is required to repurchase a loan or indemnify the investor as a result of a different breach of representations and warranties and there has been a MI rescission, or if the Corporation holds the loan for investment, it realizes the loss without the benefit of MI. In addition, mortgage insurance companies have in some cases asserted the ability to curtail MI payments, which in these cases would reduce the MI proceeds available to reduce the loss on the loan. While a legitimate MI rescission may constitute a valid basis for repurchase or other remedies under the GSE agreements and a small number of private-label MBS securitizations, and a MI rescission notice may result in a repurchase request, the Corporation believes MI rescission notices in and of themselves are not valid repurchase requests.
On June 30, 2011, FNMA issued an announcement requiring servicers to report, effective October 1, 2011, all MI rescissions, cancellations and claim denials (together, rescissions) with respect to loans sold to FNMA. The announcement also confirmed FNMA’s view of its position that a mortgage insurance company’s issuance of a MI rescission notice constitutes a breach of the lender’s representations and warranties and permits FNMA to require the lender to repurchase the mortgage loan or promptly remit a make-whole payment covering FNMA’s loss even if the lender is contesting the MI rescission notice. A related announcement included a ban on bulk settlements with mortgage insurers that provide for loss sharing in lieu of rescission. According to FNMA’s announcement, through June 30, 2012, lenders have 90 days to appeal FNMA’s repurchase request and 30 days (or such other time frame specified by FNMA) to appeal after that date. According to FNMA’s announcement, in order to be successful in its appeal, a lender must provide documentation confirming reinstatement or continuation of coverage. This announcement could result in more repurchase requests from FNMA than the assumptions in the Corporation’s estimated liability contemplate. The Corporation also expects that in many cases (particularly in the context of individual or bulk rescissions being contested through litigation), it will not be able to resolve MI rescission notices with the mortgage insurance companies before the expiration of the appeal period prescribed by the FNMA announcement. The Corporation has informed FNMA that it does not believe that the new policy is valid under its contracts with FNMA, and that it does not intend to repurchase loans under the terms set forth in the new policy. The Corporation’s pipeline of outstanding repurchase claims from the GSEs resulting solely on MI rescission notices has increased during 2011 by $935 million to $1.2 billion at December 31, 2011. If it is required to abide by the terms of the new FNMA policy, the Corporation’s representations and warranties liability will likely increase.
At December 31, 2011, the Corporation had approximately 90,000 open MI rescission notices compared to 72,000 at December 31, 2010. Through December 31, 2011, 26 percent of the MI rescission notices received have been resolved. Of those resolved, 24 percent were resolved through the Corporation’s acceptance of the MI rescission, 46 percent were resolved through reinstatement of coverage or payment of the claim by the mortgage insurance company, and 30 percent were resolved on an aggregate basis through settlement, policy commutation or similar arrangement. As of December 31, 2011, 74 percent of the MI rescission notices the Corporation has received have not yet been resolved. Of those not yet resolved, 48 percent are implicated by ongoing litigation where no loan-level review is currently contemplated (nor required to preserve the Corporation’s legal rights). In this litigation, the litigating mortgage insurance companies are also seeking bulk rescission of certain policies, separate and apart from loan-by-loan denials or rescissions. The Corporation is in the process of reviewing 11 percent of the remaining open MI rescission notices, and the Corporation has reviewed and is contesting the MI rescission with respect to 89 percent of these remaining open MI rescission notices. Of the remaining open MI rescission notices, 29 percent are also the subject of ongoing litigation although, at present, these MI rescissions are being processed in a manner generally consistent with those not affected by litigation.
Cash Settlements
As presented in the Loan Repurchases and Indemnification Payments table, during 2011 and 2010, the Corporation paid $5.2 billion and $5.2 billion to resolve $6.2 billion and $6.6 billion of repurchase claims through repurchase or reimbursement to the investor or securitization trust for losses they incurred, resulting in a loss on the related loans at the time of repurchase or reimbursement of $3.5 billion and $3.5 billion. Cash paid for loan repurchases includes the unpaid principal balance of the loan plus past due interest. The amount of loss for loan repurchases is reduced by the fair value of the underlying loan collateral. The repurchase of loans and indemnification payments related to first-lien and home equity repurchase claims generally resulted from material breaches of representations and warranties related to the loans’ material compliance with the applicable underwriting standards, including borrower misrepresentation, credit exceptions without sufficient compensating factors and non-compliance with underwriting procedures. The actual representations and warranties made in a sales transaction and the resulting repurchase and indemnification activity can vary by transaction or investor. A direct relationship between the type of defect that causes the breach of representations and warranties and the severity of the realized loss has not been observed. Transactions to repurchase or indemnification payments related to first-lien residential mortgages primarily involved the GSEs while transactions to repurchase or indemnification payments for home equity loans primarily involved the monoline insurers. In addition to the amounts previously discussed, the Corporation paid $1.0 billion during 2011 to Assured Guaranty as part of the Assured Guaranty Settlement. The table below presents first-lien and home equity loan repurchases and indemnification payments for 2011 and 2010.

Loan Repurchases and Indemnification Payments

	December 31
	2011			2010
(Dollars in millions)	Unpaid Principal Balance	Cash Paid for Repurchases	Loss	Unpaid Principal Balance	Cash Paid for Repurchases	Loss
First-lien
Repurchases	$2,713	$3,067	$1,346	$2,557	$2,799	$1,142
Indemnification payments	3,329	2,026	2,026	3,785	2,173	2,173
Total first-lien	6,042	5,093	3,372	6,342	4,972	3,315
Home equity
Repurchases	28	28	14	78	86	44
Indemnification payments	99	99	99	149	146	146
Total home equity	127	127	113	227	232	190
Total first-lien and home equity	$6,169	$5,220	$3,485	$6,569	$5,204	$3,505

Liability for Representations and Warranties and Corporate Guarantees
The liability for representations and warranties and corporate guarantees is included in accrued expenses and other liabilities on the Consolidated Balance Sheet and the related provision is included in mortgage banking income (loss). The Representations and Warranties and Corporate Guarantees table presents a rollforward of the liability for representations and warranties and corporate guarantees.

Representations and Warranties and Corporate Guarantees

(Dollars in millions)	2011	2010
Liability for representations and warranties and corporate guarantees, beginning of year	$5,438	$3,507
Additions for new sales	20	30
Charge-offs	(5,191)	(4,803)
Provision	15,591	6,785
Other	—	(81)
Liability for representations and warranties and corporate guarantees, December 31	$15,858	$5,438

The liability for representations and warranties is established when those obligations are both probable and reasonably estimable. For 2011, the provision for representations and warranties and corporate guarantees was $15.6 billion compared to $6.8 billion in 2010. Of the $15.6 billion provision recorded in 2011, $8.6 billion was attributable to the BNY Mellon Settlement and $7.0 billion was related to other exposures. The BNY Mellon Settlement led to the determination that the Corporation has sufficient experience to record a liability related to its exposure on certain other private-label securitizations. This determination combined with higher estimated GSE repurchase rates were the primary drivers of the balance of the provision in 2011. GSE repurchase rates increased driven by higher than expected claims during 2011, including claims on loans that defaulted more than 18 months prior to the repurchase request and on loans where the borrower has made a significant number of payments (e.g., at least 25 payments), in each case in numbers that were not expected based on historical claims.
Estimated Range of Possible Loss
Government-sponsored Enterprises
The Corporation’s estimated provision and liability at December 31, 2011, for obligations under representations and warranties given to the GSEs considers, among other things, and is necessarily dependent on and limited by, its historical claims experience with the GSEs. It includes the Corporation’s understanding of its agreements with the GSEs and projections of future defaults as well as certain other assumptions and judgmental factors. The Corporation’s estimate of the liability for these obligations has been accounted for in the recorded liability for representations and warranties for these loans. In recent periods, the Corporation has been experiencing elevated levels of new claims from the GSEs, including claims on loans on which borrowers have made a significant number of payments (e.g., at least 25 payments) or on loans which had defaulted more than 18 months prior to the repurchase request, in each case in numbers that were not expected based on historical experience. The criteria by which the GSEs are ultimately willing to resolve claims have changed in ways that are unfavorable to the Corporation. While the Corporation is seeking to resolve its differences with the GSEs concerning each party’s interpretation of the requirements of the governing contracts, whether it will be able to achieve a resolution of these differences on acceptable terms and timing thereof, is subject to significant uncertainty. The Corporation intends repurchase loans to the extent required under the contracts and standards that govern its relationships with the GSEs.
The Corporation is not able to predict changes in the behavior of the GSEs based on the Corporation’s past experiences. Therefore, it is not possible to reasonably estimate a possible loss or range of possible loss with respect to any such potential impact in excess of current accrued liabilities.
Counterparties other than Government-sponsored Enterprises
The population of private-label securitizations included in the BNY Mellon Settlement encompasses almost all legacy Countrywide first-lien private-label securitizations including loans originated principally in the 2004 through 2008 vintage. For the remainder of the population of private-label securitizations, the Corporation believes it is probable that other claimants in certain types of securitizations may come forward with claims that meet the requirements of the terms of the securitizations. The Corporation has seen an increased trend in requests for loan files from private-label securitization trustees and an increase in repurchase claims from private-label securitization trustees that meet required standards. The Corporation believes that the provisions recorded in connection with the BNY Mellon Settlement and the additional non-GSE representations and warranties provisions recorded in 2011 have provided for a substantial portion of the Corporation’s non-GSE representations and warranties exposures. However, it is reasonably possible that future representations and warranties losses may occur in excess of the amounts recorded for these exposures. In addition, as discussed below, the Corporation has not recorded any representations and warranties liability for certain potential monoline exposures and certain potential whole-loan and other private-label securitization exposures. The Corporation currently estimates that the range of possible loss related to non-GSE representations and warranties exposure as of December 31, 2011, could be up to $5 billion over existing accruals. This estimated range of possible loss for non-GSE representations and warranties does not represent a probable loss, and is based on currently available information, significant judgment and a number of assumptions, including those set forth below, that are subject to change.
The methodology used to estimate the non-GSE representations and warranties liability and the corresponding range of possible loss considers a variety of factors including the Corporation’s experience related to actual defaults, projected future defaults, historical loss experience, estimated home prices and other economic conditions. Among the factors that impact the non-GSE representations and warranties liability and the corresponding estimated range of possible loss are: (1) contractual material adverse effect requirements, (2) the representations and warranties provided and (3) the requirement to meet certain presentation thresholds. The first factor is based on the Corporation’s belief that a non-GSE contractual liability to repurchase a loan generally arises only if the counterparties prove there is a breach of representations and warranties that materially and adversely affects the interest of the investor or all investors, or of the monoline insurer or other financial guarantor (as applicable), in a securitization trust and, accordingly, the Corporation believes that the repurchase claimants must prove that the alleged representations and warranties breach was the cause of the loss. The second factor is related to the fact that non-GSE securitizations include different types of representations and warranties than those provided to the GSEs. The Corporation believes the non-GSE securitizations’ representations and warranties are less rigorous and actionable than the explicit provisions of comparable agreements with the GSEs without regard to any variations that may have arisen as a result of dealings with the GSEs. The third factor is related to the fact that certain presentation thresholds need to be met in order for any repurchase claim to be asserted on the initiative of investors under the non-GSE agreements. A securitization trustee may investigate or demand repurchase on its own action, and most agreements contain a threshold, for example 25 percent of the voting rights per trust, that allows investors to declare a servicing event of default under certain circumstances or to request certain action, such as requesting loan files, that the trustee may choose to accept and follow, exempt from liability, provided the trustee is acting in good faith. If there is an uncured servicing event of default and the trustee fails to bring suit during a 60-day period, then, under most agreements, investors may file suit. In addition to this, most agreements also allow investors to direct the securitization trustee to investigate loan files or demand the repurchase of loans if security holders hold a specified percentage, for example 25 percent, of the voting rights of each tranche of the outstanding securities. Although the Corporation continues to believe that presentation thresholds are a factor in the determination of probable loss, given the BNY Mellon Settlement, the estimated range of possible loss assumes that the presentation threshold can be met for all of the non-GSE securitization transactions.
In addition, in the case of private-label securitizations, the methodology used to estimate the non-GSE representations and warranties liability and the corresponding range of possible loss considers the implied repurchase experience based on the BNY Mellon Settlement and assumes that the conditions to the BNY Mellon Settlement are satisfied. Since the non-GSE transactions that were included in the BNY Mellon Settlement differ from those that were not included in the BNY Mellon Settlement, the Corporation adjusted the experience implied in the settlement in order to determine the estimated non-GSE representations and warranties liability and the corresponding range of possible loss. The judgmental adjustments made include consideration of the differences in the mix of products in the securitizations, loan originator, likelihood of claims differences, the differences in the number of payments that the borrower has made prior to default and the sponsor of the securitization.
Future provisions and/or ranges of possible loss for non-GSE representations and warranties may be significantly impacted if actual experiences are different from the Corporation’s assumptions in its predictive models, including, without limitation, those regarding the ultimate resolution of the BNY Mellon Settlement, estimated repurchase rates, economic conditions, home prices, consumer and counterparty behavior, and a variety of judgmental factors. Adverse developments with respect to one or more of the assumptions underlying the liability for representations and warranties and the corresponding estimated range of possible loss could result in significant increases to future provisions and/or the estimated range of loss. For example, if courts were to disagree with the Corporation’s interpretation that the underlying agreements require a claimant to prove that the representations and warranties breach was the cause of the loss, it could significantly impact this estimated range of possible loss. For additional information, see Note 14 – Commitments and Contingencies. Additionally, if recent court rulings related to monoline litigation, including one related to the Corporation, that have allowed sampling of loan files instead of requiring a loan-by-loan review to determine if a representations and warranties breach has occurred are followed generally by the courts, private-label securitization investors may view litigation as a more attractive alternative as compared to a loan-by-loan review. Finally, although the Corporation believes that the representations and warranties typically given in non-GSE transactions are less rigorous and actionable than those given in GSE transactions, the Corporation does not have significant loan-level experience in non-GSE transactions to measure the impact of these differences on the probability that a loan will be required to be repurchased.
The liability for obligations under representations and warranties with respect to GSE and non-GSE exposures and the corresponding estimated range of possible loss for non-GSE representations and warranties exposures does not include any losses related to litigation matters disclosed in Note 14 – Commitments and Contingencies, nor do they include any separate foreclosure costs and related costs, assessments and compensatory fees or any possible losses related to potential claims for breaches of performance of servicing obligations (except as such losses are included as potential costs of the BNY Mellon Settlement), potential securities law or fraud claims or potential indemnity or other claims against the Corporation, including claims related to loans insured by the FHA. The Corporation is not able to reasonably estimate the amount of any possible loss with respect to any such servicing, securities law (except to the extent reflected in the aggregate range of possible loss for litigation and regulatory matters disclosed in Note 14 – Commitments and Contingencies), fraud or other claims against the Corporation; however, such loss could be material.
Government-sponsored Enterprises Experience
The Corporation and its subsidiaries have an established history of working with the GSEs on repurchase claims. However, the GSEs’ repurchase requests, standards for rescission of repurchase requests, and resolution processes have become increasingly inconsistent with GSEs’ prior conduct and the Corporation’s interpretation of its contractual obligations. Notably, in recent periods, the Corporation has been experiencing elevated levels of new claims, including claims on loans on which borrowers have made a significant number of payments (e.g., at least 25 payments) or on loans which had defaulted more than 18 months prior to the repurchase request, in each case, in numbers that were not expected based on historical experience. Additionally, the criteria and the processes by which the GSEs are ultimately willing to resolve claims have changed in ways that are unfavorable to the Corporation. These developments have resulted in an increase in claims outstanding from the GSEs. The Corporation intends to repurchase loans to the extent required under the contracts and standards that govern its relationship with the GSEs. For additional information, see Mortgage Insurance Rescission Notices in this Note on page 59.
Generally, the Corporation first becomes aware that a GSE is evaluating a particular loan for repurchase when the Corporation receives a request from a GSE to review the underlying loan file (file request). Upon completing its review, the GSE may submit a repurchase claim to the Corporation. As soon as practicable after receiving a repurchase claim from either of the GSEs, the Corporation evaluates the claim and takes appropriate action. Claim disputes are generally handled through loan-level negotiations with the GSEs and the Corporation seeks to resolve the repurchase claim within 90 to 120 days of the receipt of the claim although tolerances exist for claims that remain open beyond this timeframe. Disputes include reasonableness of stated income, occupancy, undisclosed liabilities, and the validity of MI claim rescissions in the vintages with the highest default rates.
Monoline Insurers Experience
Experience with most of the monoline insurers has been varied and the protocols and experience with these counterparties has not been predictable. The timetable for the loan file request, the repurchase claim, if any, response and resolution vary by monoline. Where a breach of representations and warranties given by the Corporation or subsidiaries or legacy companies is confirmed on a given loan, settlement is generally reached as to that loan within 60 to 90 days.
The Corporation generally reviews properly presented repurchase claims from the monolines on a loan-by-loan basis. As part of an ongoing claims process, if the Corporation does not believe a claim is valid, it will deny the claim and generally indicate the reason for the denial to facilitate meaningful dialogue with the counterparty although it is not contractually obligated to do so. When there is disagreement as to the resolution of a claim, meaningful dialogue and negotiation is generally necessary between the parties to reach conclusion on an individual claim. Although the Assured Guaranty Settlement does not cover all securitizations where Assured Guaranty and subsidiaries provided insurance, it covers the transactions that resulted in repurchase requests from this monoline. As a result, the on-going claims process with counterparties with a more consistent repurchase experience is substantially complete.
The remaining monolines have instituted litigation against legacy Countrywide and Bank of America. When claims from these counterparties are denied, the Corporation does not indicate its reason for denial as it is not contractually obligated to do so. In the Corporation’s experience, the monolines have been generally unwilling to withdraw repurchase claims, regardless of whether and what evidence was offered to refute a claim.
The pipeline of unresolved monoline claims where the Corporation believes a valid defect has not been identified which would constitute an actionable breach of representations and warranties decreased during 2011 as a result of the Assured Guaranty Settlement. Through December 31, 2011, approximately 30 percent of monoline claims that the Corporation initially denied have subsequently been resolved through the Assured Guaranty Settlement, 10 percent through repurchase or make-whole payments and one percent through rescission. When a claim has been denied and there has not been communication with the counterparty for six months, the Corporation views these claims as inactive; however, they remain in the outstanding claims balance until resolution.
To the extent there are repurchase claims based on valid identified loan defects and for repurchase claims that are in the process of review, a liability for representations and warranties is established. For repurchase claims in the process of review, the liability is based on historical repurchase experience with specific monoline insurers to the extent such experience provides a reasonable basis on which to estimate incurred losses from repurchase activity. In prior periods, a liability was established for Assured Guaranty related to repurchase claims subject to negotiation and unasserted claims to repurchase current and future defaulted loans. The Assured Guaranty Settlement resolved this representations and warranties liability with the liability for the related loss sharing reinsurance arrangement being recorded in other accrued liabilities. With respect to the other monoline insurers, the Corporation has had limited experience in the repurchase process as these monoline insurers have instituted litigation against legacy Countrywide and Bank of America, which limits the Corporation’s ability to enter into constructive dialogue with these monolines to resolve the open claims. For these monolines, in view of the inherent difficulty of predicting the outcome of those repurchase claims where a valid defect has not been identified or in predicting future claim requests and the related outcome in the case of unasserted claims to repurchase loans from the securitization trusts in which these monolines have insured all or some of the related bonds, the Corporation cannot reasonably estimate the eventual outcome through the repurchase process. In addition, the timing of the ultimate resolution or the eventual loss through the repurchase process, if any, related to those repurchase claims cannot be reasonably estimated. Thus, with respect to these monolines, a liability for representations and warranties has not been established related to repurchase claims where a valid defect has not been identified, or in the case of any unasserted claims to repurchase loans from the securitization trusts in which such monolines have insured all or some of the related bonds. For additional information related to the monolines, see Note 14 – Commitments and Contingencies.
Monoline Outstanding Claims
At December 31, 2011, for loans originated between 2004 and 2008, the unpaid principal balance of loans related to unresolved monoline repurchase claims was $3.1 billion, substantially all of which the Corporation has reviewed and declined to repurchase based on an assessment of whether a material breach exists. As noted above, a portion of the repurchase claims that are initially denied are ultimately resolved through bulk settlement, repurchase or make-whole payments, after additional dialogue and negotiation with the monoline insurer. At December 31, 2011, the unpaid principal balance of loans in these vintages for which the monolines had requested loan files for review but for which no repurchase claim had been received was $6.1 billion, excluding loans that had been paid in full and file requests for loans included in the trusts settled with Assured Guaranty. There will likely be additional requests for loan files in the future leading to repurchase claims. Such claims may relate to loans that are currently in securitization trusts or loans that have defaulted and are no longer included in the unpaid principal balance of the loans in the trusts. However, it is unlikely that a repurchase claim will be received for every loan in a securitization or every file requested or that a valid defect exists for every loan repurchase claim. In addition, amounts paid on repurchase claims from a monoline are paid to the securitization trust and are applied in accordance with the terms of the governing securitization documents which may include use by the securitization trust to repay any outstanding monoline advances or reduce future advances from the monolines. To the extent that a monoline has not advanced funds or does not anticipate that it will be required to advance funds to the securitization trust, the likelihood of receiving a repurchase claim from a monoline may be reduced as the monoline would receive limited or no benefit from the payment of repurchase claims. Moreover, some monolines are not currently performing their obligations under the financial guaranty policies they issued which may, in certain circumstances, impact their ability to present repurchase claims, although in those circumstances, investors may be able to bring claims if contractual thresholds are met.
Whole Loan Sales and Private-label Securitizations Experience
The majority of the repurchase claims that the Corporation has received outside of those from the GSEs and monolines are from third-party whole-loan investors. In connection with these transactions, the Corporation provided representations and warranties and the whole-loan investors may retain those rights even when the loans were aggregated with other collateral into private-label securitizations sponsored by the whole-loan investors. The Corporation reviews properly presented repurchase claims for these whole loans on a loan-by-loan basis. If, after the Corporation’s review, it does not believe a claim is valid, it will deny the claim and generally indicate a reason for the denial. When the counterparty agrees with the Corporation’s denial of the claim, the counterparty may rescind the claim. When there is disagreement as to the resolution of the claim, meaningful dialogue and negotiation between the parties is generally necessary to reach conclusion on an individual claim. Generally, a whole-loan sale claimant is engaged in the repurchase process and the Corporation and the claimant reach resolution, either through loan-by-loan negotiation or at times, through a bulk settlement. Through December 31, 2011, 25 percent of the whole-loan claims that the Corporation initially denied have subsequently been resolved through repurchase or make-whole payments and 50 percent have been resolved through rescission or repayment in full by the borrower. Although the timeline for resolution varies, once an actionable breach is identified on a given loan, settlement is generally reached as to that loan within 60 to 90 days. When a claim has been denied and the Corporation does not have communication with the counterparty for six months, the Corporation views these claims as inactive; however, they remain in the outstanding claims balance until resolution.
In private-label securitizations, certain presentation thresholds need to be met in order for any repurchase claim to be asserted by investors. In 2011, there was an increase in repurchase claims from private-label securitization trustees that meet the required standards. During 2011, the Corporation received $2.1 billion of such repurchase claims. In addition, there has been an increase in requests for loan files from private-label securitization trustees, as well as requests for tolling agreements to toll the applicable statutes of limitation relating to representations and warranties claims, and the Corporation believes it is likely that these requests will lead to an increase in repurchase claims from private-label securitization trustees that meet required standards. The representations and warranties, as governed by the private-label securitization agreements, generally require that counterparties have the ability to both assert a claim and actually prove that a loan has an actionable defect under the applicable contracts. While the Corporation believes the agreements for private-label securitizations generally contain less rigorous representations and warranties and place higher burdens on investors seeking repurchases than the express provisions of comparable agreements with the GSEs without regard to any variations that may have arisen as a result of dealings with the GSEs, the agreements generally include a representation that underwriting practices were prudent and customary.
During 2010, the Corporation received claim demands totaling $1.7 billion from private-label securitization investors in the Covered Trusts. Non-GSE investors generally do not have the contractual right to demand repurchase of the loans directly or the right to access loan files. The inclusion of the $1.7 billion in outstanding claims, as reflected in the table on page 59, does not mean that the Corporation believes these claims have satisfied the contractual thresholds required for the private-label securitization investors to direct the securitization trustee to take action or that these claims are otherwise procedurally or substantively valid. One of these claimants has filed litigation against the Corporation relating to certain of these claims; the claims in this litigation would be extinguished if there is final court approval of the BNY Mellon Settlement.